UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008

CLEAN HARBORS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	0-16379	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive, Norwell, Massachusetts		02061-9149
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (781) 792-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On April 23, 2008, Clean Harbors, Inc. (the “Company”) entered into an Underwriting Agreement with Goldman, Sachs & Co., as representative of the several underwriters named in Schedule 1 thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, 2,500,000 shares (the “Firm Securities”) of the Company’s common stock, par value $.01 (“Stock”). The initial offering price to the public is $63.75 per share. The issuance and sale of the Firm Shares is expected to close on April 29, 2008.

Pursuant to the Underwriting Agreement, the Underwriters also have a 30-day option to purchase up to an additional 375,000 shares (the “Optional Securities”) of Stock. The Underwriting Agreement defines the 2,500,000 Firm Shares and the up to 375,000 Optional Shares collectively as the “Securities.”

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities arising out of or in connection with the sale of the Securities and customary contribution provisions in respect of those liabilities.

Certain of the Underwriters and their related entities have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company, for which they have received or will receive customary fees and expense reimbursements.

The Securities are registered under the Federal Securities Act of 1933, as amended, under the Registration Statement on Form S-3ASR (Registration No. 333-150296) (the “Registration Statement”), which relates to the public offering from time to time of various securities of the Company. The Registration Statement includes a base prospectus dated April 17, 2008. In connection with the public offering of the Securities, the Company filed with the Securities and Exchange Commission (the “SEC”) under the Registration Statement a preliminary prospectus supplement dated April 17, 2008 and a definitive prospectus supplement dated April 23, 2008. Such definitive prospectus supplement (including the base prospectus) is referred to as the “Prospectus.” In accordance with the terms of the Registration Statement and the Prospectus, this Report on Form 8-K, together with the exhibits filed herewith, is being incorporated by reference into the Registration Statement and the Prospectus.

Item 9.01.  Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits. The following exhibits are being filed herewith:

(1.1) Underwriting Agreement, dated April 23, 2008, between Clean Harbors, Inc. and Goldman Sachs & Co., as representative of the several Underwriters named in Schedule 1 thereto.

(5.1) Opinion of Davis, Malm & D’Agostine, P.C.

(23) Consent of Davis, Malm & D’Agostine, P.C. (contained in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

April 24, 2008	/s/ James M. Rutledge
Executive Vice President and
Chief Financial Officer